                                    PART B


                           Eagle Growth Shares, Inc.

                      Statement of Additional Information

                                 April 1, 1996

     This statement is not a prospectus, but should be read in conjunction with the Fund's current prospectus (dated April 1, 1996). To obtain the prospectus please write to Eagle Growth Shares, Inc., 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432

Or call:

          Nationwide                                  1-800-749-9933
          Florida                                     1-407-395-2155


          Table of Contents                                     Page
          -----------------                                     ----

           Investment Objectives and Policies . . . . . . . . .   2
           Options Transactions . . . . . . . . . . . . . . . .   2
           Futures Contracts  . . . . . . . . . . . . . . . . .   3
           Federal Tax Treatment of Futures Contracts . . . . .   5
           Investment Limitations . . . . . . . . . . . . . . .   5
           Letter of Intent . . . . . . . . . . . . . . . . . .   8
           Right of Accumulation  . . . . . . . . . . . . . . .   8
           Group Discount Privelege . . . . . . . . . . . . . .   9
           Automatic Investment Plan  . . . . . . . . . . . . .  10
           Check Withdrawal Plan  . . . . . . . . . . . . . . .  10
           Further Information Regarding Sale of Shares . . . .  11
           Redemption and Repurchase of Shares. . . . . . . . .  11
           Management of the Fund . . . . . . . . . . . . . . .  12
           Officers and Directors . . . . . . . . . . . . . . .  12
           Brokerage. . . . . . . . . . . . . . . . . . . . . .  13
           Additional Information about the Investment Advisor.  14
           Underwriters . . . . . . . . . . . . . . . . . . . .  16
           Independent Certified Public Accountants . . . . . .  17
           Calculation of Performance Data. . . . . . . . . . .  17
           Comparisons and Advertisements . . . . . . . . . . .  18
           Financial Statements . . . . . . . . . . . . . . . .  19

     The following information supplements the information under "Investment Goal and Policy," "Options Transactions," "Investment Limitations" and "Futures Contracts" in the Prospectus.


                      INVESTMENT OBJECTIVES AND POLICIES
                      ----------------------------------

     The Fund may, from time to time, invest in restricted securities and may be deemed to be a statutory underwriter if it distributes any such restricted securities. Such investments may generally be made at advantageous prices. The Fund may not resell any such securities unless the Federal and any applicable state registration requirements respecting such securities are first satisfied, or an exemption from such registration requirements is available. The restrictions upon the disposition of such securities may adversely affect their marketability and the Fund generally may not be able to dispose of such securities at prices for unrestricted securities of the same class of the same issuer. The Fund will not purchase restricted securities if immediately after such purchase more than 10% of the value of the Fund's net assets would be invested in such securities or other assets for which market quotations are not readily available. If the fair value of restricted securities or other assets not having readily available market quotations previously purchased exceeds 80% of the value of the Fund's assets during the period such securities are held, appropriate steps will be taken in the management of the balance of the portfolio to achieve adequate marketability. Restricted securities are valued at fair value calculated by delegated persons acting in accordance with methods of valuation determined in good faith by the Board of Directors. The Board will review the appropriateness of such methods of valuation at proper intervals. If it becomes necessary to register such securities before resale with the appropriate federal and state authorities, the Fund may have to bear part or all of the expenses of any such registration if an agreement has not been reached with the issuer of the securities to bear part or all of these costs.


                             OPTIONS TRANSACTIONS
                             --------------------

     The Fund may write (sell) listed call options on its portfolio securities (covered options). In selling an option, the Fund, effectively, agrees to deliver, for example, 100 shares of common stock held in its portfolio at a specified price (the "strike price") prior to the expiration date of the option if the option is exercised by the purchaser.

     If, at or near the expiration date of an option, the market price of the optioned stock exceeds the strike price of the option, the option will be exercised. In that event, the purchaser of the option must pay to the Fund the strike price, and the Fund must thereupon deliver the optioned stock to the purchaser. In this event, the Fund would lose the opportunity to take full advantage of the increase in market price of the optioned stock. If, by the expiration date of the option, the market price of the optioned stock fails to exceed the strike price of the option, the option will expire unexercised. Alternatively, the Fund might purchase an identical option for delivery to the buyer. In this event, the cost of such option might exceed the premium for the option sold by the Fund. The Fund retains the premium paid for the option regardless of whether the option is exercised. Premiums received by the Fund are treated as short-term capital gains under the Internal Revenue Code except when the optioned stock is delivered in connection with the transaction, in which case the total amount received by the Fund, the premium, and the strike price are added together, and any gain or loss will be considered long-term or short-term depending on how long the Fund held the optioned stock.

     The Fund may also sell listed options on securities which it does not own (uncovered options). Its obligation to the buyer of an uncovered option is the same as when it sells a covered option. If the option is exercised the Fund must either purchase the underlying securities in the market for delivery to the seller or it must purchase an identical option for delivery to the purchaser.

     The Fund may also buy and sell listed put options. When the Fund sells a put option, it receives a premium from the buyer and is obligated to purchase the optioned securities at the strike price of the option on the expiration date of the option if the option is exercised. The premium for a put option is determined in the same manner as the premium on a call option. Similarly, the purchase of a put option entitles the Fund to sell the optioned securities to the option seller at the strike price of the option anytime until or on the option expiration date.

     When the Fund sells an uncovered call option or a put option, it will be required to maintain in a segregated account, which will be "marked to market," with its custodian bank cash or highly liquid, short-term U.S. government securities in an amount equal to its obligation under the call or put option. With respect to a put option this will be an amount equal to the price of the underlying securities it will be obligated to buy if the option is exercised. With respect to a call option, it would be the market value of the underlying securities it is obligated to deliver if the option is exercised.


                               FUTURES CONTRACTS
                               -----------------

     The Fund may buy and sell financial futures contracts and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of specific securities at a specified future time and at a specified price. Financial futures contracts which are standardized as to maturity date and the underlying financial instruments are traded on national futures exchanges, and include futures contracts on equity securities, debt securities and foreign currencies.

     Although index futures contracts by their terms call for settlement in cash, in most cases the contracts are closed out before the settlement date. Closing out an open futures position is done by taking an opposite position ("buying") a contract which has previously been "sold" or "selling" a contract previously purchased in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the securities underlying futures contracts it holds.

     The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts can be substantial, due to the low margin deposits required. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. There is also the risk of loss by the Fund of margin deposits, in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option.

     When the Fund has a long position in a futures contract or sells a put option, it must establish a segregated account with its custodian bank containing cash or highly liquid, short-term U.S. government securities in an amount equal to the purchase price of the contract or the strike price of the put option (less any margin on deposit). When the Fund sells a call option on a futures contract, it must establish a segregated account with its custodian bank containing cash or highly liquid, short-term U.S. government securities in an amount that, when added to the amount of the margin deposit, equals the market value of the instruments underlying the call option (but are not less than the strike price of the call option).

                  FEDERAL TAX TREATMENT OF FUTURES CONTRACTS
                  ------------------------------------------

     Except for transactions the Fund has identified as hedging transactions, the Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for its taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities and other income derived with respect to the Fund's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and, therefore, constitute qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer closing futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments.


                            INVESTMENT LIMITATIONS
                            ----------------------

     In addition to the Investment Restrictions stated in the Fund's Prospectus, the Fund may not:

     Purchase commodities or commodity contracts, except the Fund may purchase and sell financial futures contracts and options thereon;

     Purchase interests in real estate, except as may be represented by securities for which there is an established market;

     Purchase securities of another open-end investment company, except in connection with a plan of merger, consolidation, or acquisition of assets. It may, however, purchase shares of closed-end investment companies where such purchase is in the open market and no commission or profit to a sponsor or dealer results other than a customary broker's commission. The advisory fee of the Fund will not be reduced for any assets invested in shares of closed end investment companies.

     Make short sales of securities;

     Make loans, except through the purchase of debt securities of a type commonly held by institutional investors;

     Issue senior securities; except the Fund may buy and sell options;

     Act as an underwriter of the securities of any other issuer, except the Fund may invest not more than 10% of the value of its net assets at the time the investment is made in securities which are not readily marketable because registration under the federal securities laws would be required ("restricted securities").

     The foregoing Investment Limitations, and those set forth in the Prospectus, may be changed only with the approval of the lesser of: (i) at least 67% of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund does not consider the sale of uncovered call options or financial futures contracts to be short sales.

     Although changes in the following policies are not subject to shareholder approval, the Fund will not:

     Invest in companies for the purpose of exercising control of management, except in situations where it is deemed advisable to protect an existing investment.

     Purchase securities for which a bona fide market does not exist (including, but not limited to, "restricted," foreign securities not listed on a recognized domestic or foreign securities exchange, and other illiquid securities) if immediately after such purchase more than 10% of the Fund's net assets will be invested in such securities.

     Pledge, mortgage, or hypothecate its assets to an extent greater than 15% of the gross assets of the Fund taken at market value.

     Purchase, or otherwise acquire, warrants, if immediately after such acquisition more than 2% of the Fund's assets, taken at cost, would be so invested. However, warrants acquired upon their initial issuance by the Fund by reason of its ownership of other securities of the issuer of such warrants shall not be subject to this restriction, nor shall the value of any such warrants be added to the value of any other warrants held in determining the value of warrants held under this investment restriction.

     Purchase, or retain in its portfolio, securities of an issuer any of whose officers, directors or security holders is an officer or director of the Fund or the investment adviser if after such purchase one or more of the Fund's officers or directors owns beneficially more than 1/2 of 1% of such securities and such officers and directors together own beneficially more than 5% of such securities.

     Invest in securities of "less-seasoned companies" as defined in the prospectus, if after such purchase more than 5% of the total assets of the Fund would be invested in the securities of such a company or companies. Also, the Fund will not own any participation in oil or mineral leases or mineral development projects.

     The Fund may invest in repurchase agreements. Investments in repurchase agreements involve certain risks. For example, if the seller of the underlying securities defaults on its obligation to repurchase the securities at a time when their value has declined, the Fund may incur a loss upon disposition. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and, therefore, subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While management acknowledges these risks, it believes that they can be controlled through stringent security selection criteria and careful monitoring procedures.

     The following information supplements the information in the prospectus under "Purchase of Shares" regarding special purchase plans and other privileges:

     Purchases may be made at net asset value by officers, directors, and employees of the Fund, as well as by employees of broker-dealer firms which maintain effective selling dealer agreements with a Fund underwriter.

Letter of Intent
----------------

     An investor can qualify for a reduced sales charge as set forth in the prospectus by signing a non-binding Letter of Intent stating his intention to invest at least $10,000 during a 13 month period. The Letter of Intent is applicable to the aggregate amount of purchases of shares of the Fund and combined purchases of shares of the Fund and Philadelphia Fund, Inc. made by an individual; an individual, his spouse and children under the age of 21; and a trustee or other fiduciary of a single trust estate or single fiduciary account, as well as Employee Benefit Plans qualified under section 401 of the Internal Revenue Code and organizations exempt from taxation under sections 501(c)(3) or (13) of the Code. The Letter must be filed within 90 days after the first purchase to be included under it. The value of shares of the Fund and/or Philadelphia Fund Inc., previously purchased, including shares held under Eagle Growth Shares or Philadelphia Fund Single Payment Investing Programs and Systematic Investing Programs upon which all scheduled payments have been made, will be included as a credit toward completion of the Letter of Intent to the extent that such shares are held during the 13 month period of the Letter of Intent when the investor so requests. The amount to be credited will be equal to the offering price of the shares held on the date of the first purchase under the Letter of Intent. The initial purchase under a Letter of Intent must be in an amount of at least $1,000 and subsequent purchases not less than $500.

     Five percent of the total dollar amount specified in the Letter of Intent is held in escrow by Star Bank, N.A. in shares. Any dividends or capital gains distributions on the escrowed shares are credited to the shareholder. Upon completion of the total dollar amount specified in the Letter the escrowed shares are released. If total purchases under the Letter are less than the amount specified therein the shareholder is required to remit to the underwriter an amount equal to the difference between the dollar amount of sales charges actually paid and the amount which would have been paid if the total purchases made under the Letter were made at one time. If the shareholder does not pay such difference within twenty days after having received written request from the underwriter, the Custodian is authorized to redeem so many of the escrowed shares to realize such difference and release any remaining full shares and cash for any fractional shares to the shareholder. There is no obligation upon the investor to purchase or the Fund to sell the full indicated amount.


Right of Accumulation
---------------------

     The reducing scale of sales charges set forth in the prospectus also apply to subsequent purchases of the Fund's shares by an individual; an individual, his spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account where the aggregate investments in shares of the Fund and/or Philadelphia Fund, Inc., including shares held under Eagle Growth Shares or Philadelphia Fund Single Payment Investing Programs and Systematic Investing Programs upon which all scheduled payments have been made is $10,000 or more. For example, a stockholder who owns shares of the Fund and/or Philadelphia Fund, Inc. that originally cost him $5,000 on which he paid an 8.50% sales charge may subsequently purchase an additional $5,000 of the Fund's shares at a sales charge of 7.75% of such subsequent purchase or an additional $20,000 of the Fund's shares at a sales charge of 6.25%. To determine eligibility, the shares currently held by the investor are valued at the then net asset value or the cost of such shares to the investor, whichever is greater. The Fund's underwriter, or the Custodian (if the payment is being made by the investor directly to the Custodian), must be notified when a sale takes place which would qualify for a reduced sales charge on the basis of previous purchases, and reduction will be granted when the aggregate holdings are confirmed through a check of the records of the Fund. The reduced sales charges described under "Purchase of Shares" in the prospectus will be applicable to subsequent purchases by an Employee Benefit Plan qualified under
Section 401 of the Internal Revenue Code, and organizations exempt from taxation under Sections 501(c)(3) or (13) of the Internal Revenue Code.


Group Discount Privilege
------------------------

     Any purchaser, including his spouse and children under the age of 21, who is a member of a qualified group, such as a trade association, church group, union, social or fraternal organization, who wishes to have the advantage of an individually lower sales charge through either a Letter of Intent or a Right of Accumulation, may do so if he, in conjunction with other members of that group, wishes to purchase shares of the Fund so that the entire purchases by the group will afford a lower sales charge to each individual participant. Group purchases must be made through a common remitter. The Fund will send the common remitter, at or before the completion of each purchase of shares for group members, written notice of receipt of the total amount received by the Fund on the group's behalf. Also, if in a current calendar quarter, a payment is not received by the Fund on behalf of a group member on whose behalf a purchase was made in the preceding calendar quarter, the Fund will send the investor written notice that a current payment has not been received in his or her behalf. Further, if the Fund does not receive a payment from the common remitter on behalf of the group within ten days on the date specified for delivery of the payment, the Fund will send each group member a written confirmation of his or her next three succeeding investments promptly after they are made.

Automatic Investment Plan
-------------------------

     The Automatic Investment Plan enables shareholders to make regular monthly investments in shares through automatic charges to their bank checking accounts. With shareholder authorization and bank approval, Star Bank, N.A. will automatically charge the bank account for the amount specified, which will be automatically invested in shares at the public offering price on the date specified by the shareholder. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a quarterly confirmation statement showing the transactions during the calendar quarter. Participation in the plan will begin within 30 days after receipt of a completed section 7 of the Account Application and a voided check from your checking account. If your bank account cannot be charged due to insufficient funds, a stop-payment order, or the closing of your bank account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to American Data Services, Inc.


Check Withdrawal Plan
---------------------

     An investor with a minimum account balance of $5,000 who is not currently participating in the Automatic Investment Plan may have sufficient shares automatically redeemed at regular monthly or quarterly intervals to provide payments of $25 or more. This minimum amount is not necessarily a recommended amount. This privilege may be exercised by a written request to American Data Services, Inc. specifying the amount of the check to be received each month (or each quarter as desired). Share certificates cannot be issued while the Plan is in effect. With the Custodian's approval, payment amounts may be revised at any time by the investor. All shares owned or purchased will be credited to the Check Withdrawal Plan and a sufficient number of shares will be sold from the investor's account to meet the requested withdrawal payments. All income dividends and capital gains distributions on shares held will be reinvested in additional shares at net asset value on the ex-dividend date. Since the withdrawal payments represent the proceeds from the sales of shares, there will be a reduction of invested capital to the extent that withdrawal payments exceed the income dividends and capital gains distributions paid and reinvested in shares held in the account. While no charge is contemplated on each withdrawal payment at present, the right is reserved at any future time to deduct $1.00 from each withdrawal payment. At present, the expenses incurred in connection with this privilege are paid by the Fund. This Plan, upon written notice to the Custodian, may be terminated at any time without penalty. Any subsequent investments in this Plan must be $1,000 or more. However, making additional purchases while the Plan is in effect may be inadvisable due to sales charges and tax liabilities.

     The following information supplements the information in the prospectus under "Repurchase and Redemption of Shares."


                 FURTHER INFORMATION REGARDING SALE OF SHARES
                 --------------------------------------------

     The Fund calculates the offering price and net asset value at the close of the New York Stock Exchange generally 4:00 p.m., on days when the New York Stock Exchange is open. On other days, the Fund will generally be closed and pricing calculations will not be made. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders for redemption and purchase will not be processed if received when the Fund is closed.


                      REDEMPTION AND REPURCHASE OF SHARES
                      -----------------------------------

     Payment for shares redeemed may be postponed, or the right of redemption may be suspended, for any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings, or periods during which, by rule of the Securities and Exchange Commission, trading on the New York Stock Exchange is deemed restricted; or for any period during which an emergency as determined by order of the Commission exists as a result of which, disposal by the Fund of securities owned by it is not reasonably practicable; or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or for such other periods as the Commission may, by order, permit for the protection of security holders of the Fund.

     The Fund has reserved the right to redeem Fund shares in kind, rather than in cash, should this be necessary. However, by filing an appropriate election under Rule l8f-1 pursuant to the Investment Company Act of 1940 and the adoption of such election as a fundamental policy which can be changed only upon the approval of a majority vote of the outstanding voting securities of the Fund, the Fund has obligated itself upon a request for redemption to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund in compliance with a request for redemption by any one shareholder during any 90 day period.

     The following information supplements the information in the prospectus under "Management of the Fund."

                            MANAGEMENT OF THE FUND
                            ----------------------

Officers and Directors
----------------------

     The names, ages, addresses of the officers and directors of the Fund, and their principal business occupations for the past five years are listed below. All officers and directors serve the Fund and Philadelphia Fund, Inc., a registered investment company, in identical capacities. Each Director who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, is indicated by an asterisk. All of the officers and directors aggregately own 3.7% of the securities of the Fund. Each director, except Donald H. Baxter, receives $50 from Eagle Growth Shares for each quarterly Board of Director's meeting they attend. The Fund paid legal fees of $1,288 to Parson and Brown. Donald P. Parson, a partner of the firm, is a director of
the Fund.   In addition, each director receives from the Philadelphia Fund a
$2,000 annual fee and $1,150 for each quarterly Board of Director's meeting they attend.Donald H. Baxter does not receive any annual or meeting fees as a director from either fund.


Kenneth W. McArthur, Director (60) 93 Riverwood Parkway, Toronto, Ontario, Canada M8Y 4E4

Chairman, Shurway Capital Corp. (private investment company); formerly,Vice President and Director, Nesbitt Investment Management; formerly, President, Chief Executive Officer and Director, Fahnestock & Co. Inc. (securities broker); formerly Senior Vice President and Chief Financial Officer, Nesbitt Thomson Inc. (holding company).


Thomas J. Flaherty, Director (71) 400 Ocean Road, House No. 175, Vero Beach, FL 32963

Retired. Formerly Executive Vice President, Philadelphia Fund, Inc. and Eagle Growth Shares, Inc.; formerly, President and Director, Universal Programs, Inc. and Eagle Advisory Corporation (investment advisors).


Donald P. Parson, Director (54)* c/o Parson & Brown, 666 Third Avenue, New York, NY 10017

Partner, Parson & Brown, Attorney at Law; Director ITSN, Inc. (interactive satellite kiosks); formerly Partner, Whitman & Ransom, Attorneys at Law.


Donald H. Baxter, Director and President* (52) 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432

Director, President, and Treasurer, Baxter Financial Corporation; Director, Sunol Molecular Corp. (biotechnolgy); Executive Managing Member, Crown Capital Asia Limited Liability Company (private investment company); Executive

Managing Member, Baxter Biotech Ventures Limited Company (private investment company); formerly Portfolio Manager, Nesbitt Thomson Asset Management Inc.


Robert A. Utting, Director (72) c/o The Royal Bank of Canada, 1 Place Ville Marie, Montreal, Quebec, Canada H3C 3A9

President, R. A. Utting & Associates Inc. (insurance); Chairman and Director, The Mortgage Insurance Company of Canada; formerly, Vice Chairman, Royal Bank of Canada.


Robert L. Meyer, Director (55) c/o Ehrlich Meyer Associates, Inc., 25 Griffin Avenue, Bedford Hills, NY 10507

President, Ehrlich Meyer  Associates, Inc.; formerly Principal Officer,
Convergent Capital Corporation (holding company);   formerly Director, Vice
President, and Senior Vice President, Fahnestock & Co. Inc.


James Keogh, Director (79) 202 West Lyon Farm Drive, Greenwich, CT  06831

Writer/Editor;Retired. formerly Executive Editor, TIME (newsmagazine); formerly, Director, United States Information Agency; formerly, Executive Director, The Business Round Table.


Ronald F. Rohe, Vice President, Secretary, and Treasurer (53) 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432

Chief Operating Officer and Marketing Director, Baxter Financial Corporation; formerly Registered Representative, Paine Webber Incorporated.


Brokerage
---------

     Donald H. Baxter, President of Baxter Financial Corporation, the Fund's investment advisor, is responsible for the selection of brokers to execute Fund portfolio transactions. Mr. Baxter seeks to obtain the best price and execution of Fund portfolio transactions and selects brokers with this goal in mind. In selecting brokers, Mr. Baxter also considers the commission rate being paid by the Fund. Commissions on listed securities are based on competitive rates. Mr. Baxter seeks to assure himself that the commissions paid by the Fund are reasonable in relation to the rates paid by other similar institutions which are comparable in size and portfolio characteristics to the Fund, and commensurate with the services being provided by the broker. To accomplish this, Mr. Baxter negotiates commission levels with brokers with whom the Fund does business; compares the quoted commission levels received, and applies his knowledge regarding the general levels of commissions prevailing from time to time. Mr. Baxter also considers the value of research services provided to the Fund by brokers. Mr. Baxter is authorized to permit the payment of commissions in excess of those which may have been charged by another broker if he has determined, in good faith, that the amount of such commission is reasonable in relation to the brokerage or research services provided by the broker acting for the Fund. During the fiscal year ended November 30, 1995, the Fund paid total brokerage commissions of $0 to brokers that provided research services.


     Receipt of research information, including statistical and market analyses, economic and financial studies from securities firms, electronic quotation services, and on-line electronic analysis software, enables Baxter Financial Corporation to supplement its own research and analysis activities by making available the views of other securities firms and is a factor considered in selecting brokers for the Fund. Allocations of brokerage for the receipt of research and statistical information are made in the best judgement of Mr. Baxter and not in accordance with any formula.

     Baxter Financial Corporation serves as investment advisor to two registered investment companies, the Fund and Philadelphia Fund, Inc. and manages other private investment accounts as well. Receipt of research information by Baxter Financial Corporation may also be of benefit to Philadelphia Fund, Inc. and these other private accounts.

     During the fiscal years ended November 30, 1995, 1994, and 1993, the Fund paid total brokerage commissions of $13,719, $14,521, and $29,590, respectively. The decreased level of commissions incurred by the Fund in 1994 and 1995 was due to the portfolio manager's elimination of a strategy of investing in an array of stocks believed to have unduly depressed stock prices due to tax loss selling at the end of the calendar year.

     On over-the-counter transactions, the Fund generally deals with the principal market makers and no commissions are paid to a broker except in situations where execution through the broker is likely to result in a savings to the Fund.


                         ADDITIONAL INFORMATION ABOUT
                            THE INVESTMENT ADVISOR
                      ----------------------------------

     The following information supplements the information in the prospectus under "Management of the Fund."

     The current Investment Advisory Agreement between Baxter Financial Corporation and the Fund was approved by the Fund's shareholders on March 19, 1991 and became effective on April 1, 1991. The agreement requires Baxter Financial Corporation to provide the Fund with a continuous review of and recommendations regarding investment of the Fund's assets. The agreement continues in force until March 31, 1997, and may be continued thereafter from year to year if renewed annually by a majority vote of the Board of Directors of the Fund, or by a vote of the holders of a majority of the outstanding voting securities of the Fund, but in either case, in order to effect any such continuance the terms of the agreement must also be approved by a majority vote, cast in person, of those Fund Directors who are not parties to the agreement nor interested persons of any such party, as defined by the Investment Company Act of 1940, at a meeting called for the purpose of considering the approval of the agreement. The agreement terminates automatically if it is transferred or assigned by either party, which would include a change of control of the Advisor, and may be terminated by either party without penalty on 60 days written notice.

     The current Investment Advisory Agreement contains no expense limitation. However, as long as the Fund offers its shares for sale in the state of California it will be required to comply with applicable California regulations governing its expense ratio. The current California regulation, in summary, provides as follows: Fund aggregate annual expenses normally may not exceed 2.5% of the first $30,000,000 of average net assets of the Fund, 2% of the next $70,000,000 of average net assets and 1.5% of the remaining average net assets. In calculating the "aggregate annual expenses" of the Fund for purposes of compliance with the California regulation, interest, taxes, brokerage commissions, any excess custodian costs attributable to foreign investments, extraordinary expenses, including litigation expenses, are excluded. In no event, though, shall Baxter Financial Corporation be required to reimburse the Fund, for any such excess for any fiscal year, in an amount greater than the total fees paid or payable to Baxter Financial Corporation for advisory and administrative services rendered to the Fund.

     The Fund pays all of its own operating expenses, including: custodian and transfer agent fees, insurance premiums, registration fees, cost of Directors' and stockholders' meetings, distribution expenses, legal and accounting fees, printing, and postage.

     The current Administration Agreement between the Fund and Baxter Financial Corporation requires Baxter Financial Corporation to supervise and provide for the administrative operations of the Fund, including the provision of office space, utilities, equipment, and clerical, secretarial, and administrative personnel. The fee payable to Baxter Financial Corporation under the Administrative Agreement is at the annual rate of .25 percent of the net asset value of the Fund, calculated and payable monthly, at 1/12th the annual rate. The Administration Agreement is subject to approval by a majority vote of disinterested directors of the Fund. It may be terminated in the same manner, without penalty, upon 60 days written notice to Baxter Financial Corporation, and by Baxter Financial Corporation upon 60 days notice to the Fund. American Data Services, Inc. provides the Fund with certain accounting services.

    For the fiscal year ended November 30, 1995, Baxter Financial Corporation earned investment advisory fees of $19,256, and, as administrator, earned $6,418 for administrative services rendered. Over the same period, reimbursable expenses of the Fund amounted to 4.44% of the average net assets exceeding the above described expense limitations. The investment advisory fees and administrative services fees earned by Baxter Financial Corporation, $25,674 was reimbursed to the Fund by Baxter Financial Corporation. Expenses of the Fund for fiscal year ended November 30, 1995 were 3.44% of average net assets after reimbursement of expenses.

    For the fiscal year ended November 30, 1994, Baxter Financial Corporation earned investment advisory fees of $18,503, and, as administrator, earned $6,167 for administrative services rendered. Over the same period, reimbursable expenses of the Fund amounted to 4.71% of the average net assets exceeding the above described expense limitations. The investment advisory fees and administrative services fees earned by Baxter Financial Corporation,, $24,670 was reimbursed to the Fund by Baxter Financial Corporation. Expenses of the Fund for fiscal year ended November 30, 1994 were 3.71% of average net assets after reimbursement of expenses.

    For the fiscal year ended November 30, 1993, Baxter Financial Corporation earned investment advisory fees of $22,089, and, as administrator, earned $7,363 for administrative services rendered. Over the same period, reimbursable expenses of the Fund amounted to 3.67% of the average net assets exceeding the above described expense limitations. The investment advisory fees and administrative services fees earned by Baxter Financial Corporation, $29,452 was reimbursed to the Fund by Baxter Financial Corporation. Expenses of the Fund for fiscal year ended November 30, 1993 were 2.67% of average net assets after reimbursement of expenses.


                                 UNDERWRITERS
                                 ------------

     Baxter Financial Corporation serves as the principal underwriter of the Fund's shares, which are offered on a continuous and "best efforts" basis.

     During the last three fiscal years of the Fund, Baxter Financial Corporation retained total underwriting and dealer commissions of $278, $3,172, and $10,780 in 1995, 1994, and 1993, respectively, after allowing $8, $141, and $401, respectively, to dealers who sold Fund shares in each of these years.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                   ----------------------------------------

     Tait, Weller & Baker, Philadelphia PA, serve as the independent certified public accountants of the Fund. As such, that firm conducts an audit of the Fund's annual and semi-annual reports to stockholders and prepares the Fund's tax returns.

     The following information supplements the information in the prospectus under "Performance".


                        CALCULATION OF PERFORMANCE DATA
                        -------------------------------

          Following are quotations of the annualized total returns for the one, five, and ten year periods ended November 30, 1995 using the standardized method of calculation pursuant to SEC Guidelines:

                         Average Annual Total Returns
                         ----------------------------

                     One-Year.....................  7.54%
                     Five-Year....................  6.76%
                     Ten-Year.....................  5.78%

          As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compounded rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period, less any recurring fees charged to a shareholder account. The results are annualized and presented accordingly. The calculation assumes that the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes that the account was completely redeemed at the end of each one, five, and ten year period, as well as the deduction of all applicable charges and fees.

          The SEC Guidelines provide that "average annual total return" be computed according to the following formula:

                                        n
                               P (1 + T)  = ERV

Where:

          P    =    a hypothetical initial payment of $1,000

          T    =    average annual total return

          n    =    number of years

          ERV  =    ending redeeming value of a hypothetical

                    $1,000 payment made at the beginning of 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods or fractional portions thereof.

          Non-standardized performance figures may also be presented in connection with Fund advertisements. Performance figures calculated in this manner may exclude charges which might otherwise reduce return figures, including, for example, the sales load or Fund operating expenses, or such figures may reflect Fund performance over periods of time other than the one, five, and ten year periods. Non-standardized total return figures, when furnished, shall be accompanied by standardized total return figures which shall reflect Fund performance over the following time periods: (1) one-year to date and May 1, 1987 to date, the latter being the date on which Mr. Donald
H. Baxter assumed exclusive portfolio management responsibilities pertaining to the Fund, or (2) one, five, and ten year periods as of the most recent fiscal year end of the Fund. However, notwithstanding the foregoing, standardized total return figures for one, five, and ten year periods shall always be presented in the Fund's Statement of Additional Information.


                        COMPARISONS AND ADVERTISEMENTS
                        ------------------------------

          To help investors better evaluate how an investment in the Fund might satisfy their investment objective, Fund advertisements may discuss total return as reported by various financial publications, or they may also compare total return to total return as reported by other investments, indices, and averages. Without limitation, the following publications, indices, and averages may be used:

          (a) Dow Jones Composite Average or its component averages -- an unmanaged index presently composed of 30 industrial corporation stocks (Dow Jones Industrial Average), 15 utility company stocks, and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

          (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index presently composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

          (d) Lipper -- Mutual Fund Performance Analysis and Lipper Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

          (e) Financial publications, including Business Week, Changing Times, Financial World, Forbes, Fortune, Money Magazine, Wall Street Journal, Barron's, which rate fund performance over various time periods.


                             FINANCIAL STATEMENTS
                             --------------------

     The financial statements of the Fund for the fiscal year ended November 30, 1995, including the Portfolio of Investments, Statement of Assets and Liabilities, Sample Price Computation, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, Financial Highlights, and Independent Auditor's Report, as set forth in the Fund's Annual Report to Stockholders for fiscal year ended November 30, 1995, are incorporated herein by reference.